Exhibit 99.1

Resignation

Francis Ling

#98, 2603 – 162nd Street

Surrey, BC

Canada V3S 2L4

December 28, 2009

Mr. David Steward

President & CEO

Wentworth Energy, Inc.

800 North Church Street, Suite #C

Palestine, Texas 75801

Dear David:

Further to our early discussions, please accept my resignation as the Chief Financial Officer and a director of Wentworth Energy, Inc., effective on January 1st, 2010.

It has been a pleasure serving with you and I look forward to working with you again in the future.

Yours truly,

/s/ Francis Ling

Francis Ling